UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

                         Current Report
    Pursuant to section 13 or 15(D) of the Securities Act of
                              1934

  Date of Report (Date of earliest event reported): December 29, 2011
                                                    ------------------

                 Dynasil Corporation of America
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     (Exact name of registrant as specified in its charter)

       Delaware                                     22-1734088
       -----------                                  ----------
  (State or other                                  (IRS Employer
  jurisdiction of incorporation)                 Identification No.)


              44 Hunt Street, Watertown, MA 02472
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            (Address of principal executive offices)


                         (617)- 668-6855
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      (Registrant's telephone number, including area code)

                      Not Applicable
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  (Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On December 29, 2011, Dynasil Corporation of America ("Dynasil" or the "Company") issued a press release announcing financial results for the twelve months ended September 30, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

       The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of
  Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

  ITEM 9.01 Financial Statements and Exhibits.

  (d) Exhibits

  Exhibit 99.1 Press release, dated December 29, 2011, issued by Dynasil Corporation of America

                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DYNASIL CORPORATION OF AMERICA

  Date: December 29, 2011       By:  /s/ Steven K. Ruggieri
                              -----------------------------
                               Steven K. Ruggieri
                               President and CEO

                          EXHIBIT INDEX

  Exhibit 99.1 Press release, dated December 29, 2011, issued by Dynasil Corporation of America